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                                                                 EXHIBIT 10.13



                                FIRST AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT

       THIS FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Amendment") is made and entered into as of the 1st day of June, 1997, by and among Hedstrom Holdings, Inc., a Delaware corporation (the "Company"), and the Holders signatory hereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Stockholders Agreement (the "Agreement"), dated as of October 27, 1995, by and among the Company and the Holders.

       WHEREAS, the Company and the Holders have entered into the Agreement;
and

       WHEREAS, the Company and the requisite number of Holders desire to amend the Agreement to provide for its immediate termination.

       NOW, THEREFORE, in consideration of the premises, the Company and the Holders signatory hereto agree as follows:

       1. Section 2.4 of the Agreement is hereby amended in its entirety to read as follows:

              "Section 2.4  [Intentionally omitted]."

       2. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

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              IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the day and year first above written.



                                   HEDSTROM HOLDINGS, INC.


                                   By:   /s/ ANDREW S. ROSEN
                                      ------------------------------------------
                                   Name: Andrew S. Rosen
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   HICKS, MUSE, TATE & FURST EQUITY
                                   FUND II, L.P.

                                   By:     HM2/GP Partners, L.P., its
                                           General Partner

                                   By:     Hicks, Muse GP Partners, L.P., its
                                           General Partner

                                   By: Hicks, Muse Fund II Incorporated, its General Partner

                                           By:   /s/ ANDREW S. ROSEN
                                              --------------------------------
                                           Name: Andrew S. Rosen
                                                ------------------------------
                                           Title:
                                                 -----------------------------